PROVIDENT BANKSHARES
PROVIDENT BANKSHARES
C  O  R  P  O  R  A  T  I  O  N
C  O  R  P  O  R  A  T  I  O  N
FTN Midwest Small and Mid Cap
FTN Midwest Small and Mid Cap
Bank Conference
Bank Conference
September 6, 2007
September 6, 2007
Exhibit 99.1

FORWARD-LOOKING STATEMENTS AND RISK FACTORS
This presentation contains “forward-looking statements” as that term is defined in the
Private Securities Litigation Reform Act of 1995.  These statements involve risks and uncertainties, which may cause results to differ materially from those set forth in the statements.  The forward-looking statements may include statements regarding business strategies, intended results and future performance.  Forward-looking statements are preceded by such terms as “expects,” “believes,” “anticipates,”
“intends,” and similar expressions.  No forward-looking statement can be guaranteed, and actual results may differ materially from those projected.  The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise.  Forward-looking statements in this presentation should be evaluated together with the uncertainties that affect the
Company’s business, particularly those mentioned under the headings “Forward-
looking Statements” and “Item 1A. Risk Factors” in the Company’s Form 10-K for the
year ended December 31, 2006, and in its reports on Form 10-Q and Form 8-K, which the Company incorporates by reference.
In the event that any non-GAAP financial information is described in any communication, including this presentation, please refer to the supplemental financial tables included on our website for the GAAP reconciliation of this information.

Agenda Agenda • Introduction • Regional Overview • Transformations - Market Expansion - Commercial Business Line - High Quality Balance Sheet • Outlook

Introduction
Introduction
– Headquartered in Baltimore, Maryland
– Total assets of $6.3 billion (as of  6/30/07)
– Serves individuals, families, small businesses
and larger companies in the metropolitan areas
of Baltimore, DC and Richmond, VA
– Over 1,700 employees

Introduction
Introduction
Provident Bank History
• 1886  Founded as a Mutual Thrift
• 1987  Converted to Commercial Bank
• 1993  Retail Banking Expansion
• 1997  Citizen’s Savings Bank Merger
• 2004  Southern Financial Merger

Banking Office Network Banking Office Network 149 Branches 149 Branches Green dots are in-store, red triangles are traditional locations.

Regional Overview Regional Overview

Source: SNL Financial. Shaded counties represent top quartile markets based on projected population growth.
Provident Bankshares
Top Quartile Growth Markets
National Growth Markets
National Growth Markets

Footprint in High Growth Region Footprint in High Growth Region

Household Growth, 2000 vs. 2006
Household Growth, 2000 vs. 2006
15 Largest Metro Areas
15 Largest Metro Areas
-40
-10
20
50
80
110
140
170
200
230
260
Baltimore-Washington: +243,318
Source: DemographicsNow; U.S. Census Bureau

Source:  Bureau of Labor Statistics
5.2 Illinois 41 4.5 Connecticut 24 3.1 Virginia 6
5.3 California 42 4.6 Georgia 25 3.2 Nebraska 8
5.0 Oklahoma 36 4.1 Tennessee 20 2.7 Montana 3
7.2 Michigan 51 4.9 New York 32 3.9 Louisiana 15
6.7 Mississippi 50 4.9 Nevada 32 3.9 Iowa 15
6.1 Alaska 49 4.9 Missouri 32 3.9 Florida 15
5.9 South Carolina 48 4.8 West Virginia 30 3.8 Colorado 14
5.8 Ohio 47 4.8 Maine 30 3.7 Wyoming 10
5.7 Kentucky 45 4.6 New Jersey 25 3.7 New Mexico 10
5.7 District of Columbia 45 4.6 Minnesota 25 3.7 Arizona 10
5.5 Oregon 43 4.6 Kansas 25 3.7 Alabama 10
5.5 Arkansas 43 4.6 Indiana 25 3.4 Delaware 9
5.1 Massachusetts 40 4.4 Texas 23 3.1 North Dakota 6
5.0 Wisconsin 36 4.3 Pennsylvania 22 3.0 South Dakota 5
5.0 Rhode Island 36 4.1 Vermont 30 2.7 Utah 3
5.0 North Carolina 36 4.0 Maryland 19 2.6 Hawaii 2
4.9 Washington 32 3.9 New Hampshire 15 2.3 Idaho 1
Rate State Rank Rate State Rank Rate State Rank
* U.S. unemployment rate: July = 4.6%
National Unemployment Rates
National Unemployment Rates
July 2007
July 2007

Employment Growth, July 2007 vs. July
Employment Growth, July 2007 vs. July
2006, 15 Largest Metro Areas
2006, 15 Largest Metro Areas
-20
0
20
40
60
80
100
Baltimore-Washington: +62,300
Source: Bureau of Labor Statistics

Largest 20 Metropolitan Areas by
Largest 20 Metropolitan Areas by
Median Household Income, 2006
Median Household Income, 2006
$57,008 Chicago, IL 8
$55,593 Philadelphia, PA 9
HH
Income
Metro Rank
$55,552 Atlanta, GA 10
$59,281 New York, NY 7
$59,591 San Diego, CA 6
$60,663 Seattle, WA 5
$61,010 Baltimore, MD 4
$62,223 Minneapolis, MN 3
$64,144 Boston, MA 2
$78,978 Washington, DC 1
$49,765 St. Louis, MO 17
$46,637 Miami, FL 18
$43,742 Tampa, FL 19
$52,001 Dallas, TX 14
$43,260 Pittsburgh, PA 20
$50,250 Houston, TX 16
$51,862 Phoenix, AZ 15
$52,004 Detroit, MI 13
$53,243 Riverside, CA 12
$55,516 Los Angeles, CA 11
HH
Income
Metro Rank
Source:  U.S. Census Bureau 2006 American Community Survey

Office Vacancy Rates Among
Office Vacancy Rates Among
Select Metro Areas, Mid-year 2007
Select Metro Areas, Mid-year 2007
7.5%
9.1%
11.3%
11.4%
12.5%
12.6%
13.1%
17.4%
5%
7%
9%
11%
13%
15%
17%
19%
Source: Delta Associates

Lowest Apartment Vacancy Rates Among
Lowest Apartment Vacancy Rates Among
Major Metro Areas, Year-End 2006
Major Metro Areas, Year-End 2006
2.8%
2.9%
2.9% 2.9%
3.0%
5.1%
5.9%
6.0%
1%
2%
3%
4%
5%
6%
7%
Source: Delta Associates

Department of Defense Operations
Department of Defense Operations
Relocating to the Region
Relocating to the Region
• Aberdeen Proving Ground
• Fort Meade
• Fort Detrick
• National Naval Medical Center
Source: U.S. Department of Defense
All told, 40,000 – 60,000 jobs expected

Introduction
Introduction
Provident Bank Mission
Provident Bank Mission
Provident Bank’s mission is to exceed customer
expectations by delivering superior service,
products and banking convenience. Every
employee’s commitment to serve our customers in
this fashion will establish Provident Bank as the
primary bank of choice of individuals, families,
small businesses and mid-sized companies
throughout our chosen markets.

Introduction Introduction Provident Bank Core Values Provident Bank Core Values Integrity Excellence Caring Partnership Results Driven

Strategic Priorities
Strategic Priorities
– Maximize Provident’s position as the ‘right size’ bank
– Consistently execute a high performance, customer relationship focused sales culture
– Sustain a culture that attracts and retains employees who provide the differentiating ‘Provident Way’ customer experience
– Profitably grow and deepen customer relationships in all four key market segments: commercial, commercial real estate, small
business and consumer
– Expand delivery (branch and non-branch) within the footprint
– Improve financial fundamentals

Provident Bank
Provident Bank
Positioning Strategy
Positioning Strategy
We will continue to provide the
products and services of our largest
competitors, while delivering the
level of service found in only the
best community banks.

Provident’s Transformations Provident’s Transformations High Quality Balance Sheet Commercial Business Line Market Expansion

Financial Priorities Financial Priorities I. Continued transformation of the balance sheet II. Sound asset quality III. Higher capital levels IV. Growth in earnings with improved quality of earnings

Balance Sheet Transformation
Balance Sheet Transformation
Our Progress and Plans
Our Progress and Plans
38%
22%
40%
Originated & Acquired Residential Loans (Non-Core)
Investment Securities
Commercial & Consumer Loans (Core)
25%
75%
% of Earnings Assets
06/30/07 Opportunity
Total Earnings Opportunity = $6 million
12/31/01
66%
5%
29%

Subprime
Subprime
Exposure
Exposure
• There are no subprime assets in the
investment portfolio
• We do not retain residential mortgage
products
• Limited subprime exposure (12%) in the
Home Equity portfolio
– Subprime equals < 660 FICO
– 99% Debt – to – Income < 50%
– 98% Loan – to – Value < 90%
– 2.66% Delinquency 30 days or more

WPW WPW Winning the Provident Way Winning the Provident Way Branch Network Rationalization Fee Generation Activities Loan and Deposit Efficiencies

WPW WPW Winning the Provident Way Winning the Provident Way $7.6 $1.2 $1.6 9% 20% 71% Branch Rationalization Fee Activities Functional Efficiencies 2007 $10.4MM Benefit 2008 $15-$20MM Benefit

Strategic Priorities Strategic Priorities Expand delivery via de novo branches and select acquisitions within the footprint

Provident’s Transformations Provident’s Transformations High Quality Balance Sheet Commercial Business Line Market Expansion

Strategic Priorities Strategic Priorities Profitably grow and deepen customer relationships in all four key market segments: • commercial • commercial real estate • small business • consumer

Loan Portfolio
Loan Portfolio
36%
56%
8%
Consumer Loans
Commercial Loans
Acquired & Originated Residential
20%
36%
9%
26%
8%
1%
Commercial Real Estate
Commercial Loans
Marine
Home Equity
Originated & Acquired Residential Loans
Other Consumer
2Q07 2Q07
$3,903,558
$3,903,558

Commercial Real Estate Portfolio Commercial Real Estate Portfolio 27% 32% 41% Residential Construction Commercial Construction Commercial Mortgage 42% 58% Baltimore Metro Washington Metro

Commercial Loan Growth Commercial Loan Growth Average Balances (millions) 2002 2003 2004 2005 2006 1Q07 2Q07 Baltimore VA/Wash $924 $997 CAGR Loans 21% $1,477 $1,776 $1,982 $2,183 $2,149

Consumer Loan Growth
Consumer Loan Growth
2002 2003 2004 2005 2006 1Q07 2Q07
Baltimore VA/Wash
$797
$906
CAGR 2001-2006  Loans  15%
(includes SFFB in 2001 base)
$1,089
$1,264
$1,382
(Loans exclude acquired residential)
Average balances (millions)
$1,397
$1,410

Customer Deposits Customer Deposits 22% 78% Consumer Deposits Commercial Deposits 33% 16% 35% 16% Savings Deposits Time Deposits Demand Deposits MM Deposits 2Q07 2Q07 $3,668,693 $3,668,693

Commercial Deposit/Repo Growth
Commercial Deposit/Repo Growth
Average Balances (millions)
2002 2003 2004 2005 2006 1Q07 2Q07
Baltimore VA/Wash
$579
$680
(Excludes Money Market CDs)
$983
CAGR Deposits        19%
$1,144
$1,142
$1,065
$1,095

Consumer Deposit Growth
Consumer Deposit Growth
Average Balances (millions)
2002 2003 2004 2005 2006 1Q07 2Q07
Baltimore VA/Wash
$1,536
$1,682
$1,891
CAGR 2001-2006  Deposits        5%
$1,940
$1,856
(Excludes CD/IRA)
$1,760
$1,822

Solid Fee Income Growth
Solid Fee Income Growth
74,955
86,394
92,752
100,840
119,726
112,072
188
210
216
219
245
266
$20,000
$40,000
$60,000
$80,000
$100,000
$120,000
$140,000
$160,000
$180,000
2001 2002 2003 2004 2005 2006
$0
$50
$100
$150
$200
$250
$300
Fee Income     Annual Fees per Account
Fee Income CAGR = 9.82%
Fees per Acct  CAGR = 14%

Provident’s Transformations Provident’s Transformations High Quality Balance Sheet Commercial Business Line Market Expansion

Footprint in High Growth Region Footprint in High Growth Region

Provident Bank Branches
Provident Bank Branches
50
51
59
58
58
56
50
34
89
85
86
91 91
18
15
33
42
51
42
59
60
61
64
63
63
1996 1997* 1998 1999 2000 2001 2002 2003 2004* 2005 2006 1Q07 2Q07
Traditional In-Store/ATM Plus
* 1997– Citizens Savings Bank acquisition   *2004 – Southern Financial

71
70
70
15 15
24
32
43
35
51
82
86
84
78
79
51
53
59
66
65
66
67
67
44
66
1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 1Q07 2Q07
Washington Metro/VA Baltimore
BRANCH NETWORK
Virginia And Washington
Virginia And Washington
Metro Expansion
Metro Expansion

Virginia Opportunity
Virginia Opportunity
• Build relationships with existing customers
• We have 47 “new” branches in Virginia
Maryland Branches Virginia Branches
Deposits per Branch Loans per Branch Fee Income per Branch
2006
2006 2006
$8,022,525
$25,215,071
$0
$5,000,000
$10,000,000
$15,000,000
$20,000,000
$25,000,000
$30,000,000
$1,554,459
$3,351,462
$0
$1,000,000
$2,000,000
$3,000,000
$4,000,000
$5,000,000
$6,000,000
$197,157
$679,798
$0
$250,000
$500,000
$750,000
$1,000,000

Branch Originated Branch Originated Business Loan Growth Business Loan Growth $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 $100 2005 2006 MD Branches VA/Wash Branches $93,324,616 $44,452,336

Investment Portfolio
Investment Portfolio
9%
9%
38%
44%
Mortgage Back Securities
Asset Backed Securities
Other Securities
Municipal Securities
1%
30%
9%
20%
40%
U.S. Govt
AAA
AA
A
Other
Quality Allocation
As of 06/30/07

Core Loan and Deposit Growth
Core Loan and Deposit Growth
$3,569
$3,516
$1,686
$1,867
$2,533
$3,016
$3,344
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
$4,000
2002 2003 2004 2005 2006 1Q07 2Q07
CAGR Core Loans = 19%
CAGR Total Assets = 7%
Average balances ($ Millions)
$3,669
$3,569
$2,825
$3,546
$3,518
$3,345
$2,693
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
$4,000
2002 2003 2004 2005 2006 1Q07 2Q07
CAGR Core Deposits = 7%

Peer Group Analysis Peer Group Analysis

Improved Asset Quality
Improved Asset Quality
Net Charge-Offs / Average Loans
Net Charge-Offs / Average Loans
0.47%
0.15%
0.08%
0.12%
0.15%
0.27%
0.34%
0.46%
0.33%
0.24%
0.16%
0.14%
0.11%
0.10%
0.00%
0.10%
0.20%
0.30%
0.40%
0.50%
0.60%
2002 2003 2004 2005 2006 1Q07 2Q07
Provident U.S. banks of $3-$10 bil. in assets

Improved Asset Quality
Improved Asset Quality
Reserves / Loans
Reserves / Loans
1.17%
1.17%
1.27%
1.30%
1.29%
1.17%
1.24%
1.19%
1.21%
1.19%
1.21%
1.30%
1.41%
1.40%
1.1%
1.2%
1.3%
1.4%
1.5%
2002 2003 2004 2005 2006 1Q07 2Q07
Provident U.S. banks of $3-$10 bil. in assets

Higher Capital Levels
Higher Capital Levels
Tangible Common Equity Ratio
Tangible Common Equity Ratio
5.97%
6.20%
5.57%
6.27%
6.50%
6.63%
6.55%
7.68%
7.13%
6.92%
6.84%
7.14%
7.00%
6.65%
5.0%
5.5%
6.0%
6.5%
7.0%
7.5%
8.0%
2002 2003 2004 2005 2006 1Q07 2Q07
Provident U.S. banks of $3-$10 bil. in assets

Earnings Growth With Improved Quality
Earnings Growth With Improved Quality
Net Interest Margin
Net Interest Margin
3.57%
3.62%
3.64%
3.52%
3.34%
3.21%
3.14%
3.72%
3.73%
3.86%
3.90%
3.90%
3.99%
4.26%
2.8%
3.0%
3.2%
3.4%
3.6%
3.8%
4.0%
4.2%
4.4%
2002 2003 2004 2005 2006 1Q07 2Q07
Provident U.S. banks of $3-$10 bil. in assets

Earnings Growth With Improved Quality
Earnings Growth With Improved Quality
Return on Assets
Return on Assets
1.00%
1.05%
1.14%
1.09%
1.00%
1.03%
1.02%
0.96%
1.02%
1.17%
1.18%
1.20%
1.16%
1.25%
0.9%
1.1%
1.3%
2002 2003 2004 2005 2006 1Q07 2Q07
Provident U.S. banks of $3-$10 bil. in assets

Earnings Growth with Improved Quality
Earnings Growth with Improved Quality
Return on Tangible Common Equity
Return on Tangible Common Equity
16.95%
17.88%
20.84%
19.20%
16.89%
17.06%
18.36%
16.80%
15.61%
17.71%
18.27%
17.50%
17.09%
17.54%
14.0%
15.0%
16.0%
17.0%
18.0%
19.0%
20.0%
21.0%
22.0%
2002 2003 2004 2005 2006 1Q07 2Q07
Provident U.S. banks of $3-$10 bil. in assets

Efficiency Ratio
Efficiency Ratio
Our Opportunity
Our Opportunity
62.72%
64.90%
65.47%
65.66%
63.39%
68.83%
64.84%
59.42%
56.82%
58.44%
58.47%
57.45%
57.86%
61.24%
0%
10%
20%
30%
40%
50%
60%
70%
80%
2002 2003 2004 2005 2006 1Q07 2Q07
Provident U.S. banks of $3-$10 bil. in assets

Earnings Growth With Improved Quality
Earnings Growth With Improved Quality
Earnings Per Share
Earnings Per Share
$2.12
$2.17
$2.00
$2.05
$1.88
$1.56
$1.60
$1.88
$2.05
$2.27
$2.28
$2.20
$1.50
$1.70
$1.90
$2.10
$2.30
$2.50
2001 2002 2003 2004 2005 2006
PBKS Reported PBKS Operating
Reported EPS CAGR = 8%

Looking Ahead –
Looking Ahead –
The Industry
The Industry
• Earnings growth challenging
• Net interest margin pressured
- Ongoing shift from low cost
transaction accounts to higher cost
deposit accounts
• Rising costs due to over branching
• Potential increase in credit costs

Looking Ahead -
Looking Ahead -
PBKS
PBKS
• Vibrant regional economy
• Sound credit
• Excellent loan growth
• Virginia opportunity
• Deposit pricing challenges
• Improve efficiency via WPW
• Disciplined approach to expansion

PROVIDENT BANKSHARES PROVIDENT BANKSHARES C O R P O R A T I O N C O R P O R A T I O N www.provbank.com Contact Media: Vicki Cox (410) 277-2063 Investment Community: Dennis Starliper (410) 277-2705